Exhibit 10.18

FIRST AMENDMENT TO OFFICE LEASE AGREEMENT

This First Amendment to Office Lease Agreement (this “First Amendment”) is made and entered into as of April 3, 2009, by and between MICHAEL R. MASTRO, a married man as his separate estate (“Landlord”), and TABLEAU SOFTWARE, INC., a Delaware corporation (“Tenant”).

R E C I T A L S :

A. Landlord and Tenant entered into that certain Office Lease Agreement, dated February 19, 2009 (the “Office Lease”), pursuant to which Landlord leases to Tenant and Tenant leases from Landlord 31,751 rentable square feet of space commonly known as Suite 400 and located at 837 North 34th Street, Seattle, Washington 98103 (the “Building”).

B. Landlord and Tenant desire to amend the Lease on the terms and conditions set forth in this First Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

A G R E E M E N T :

1. Defined Terms. Except as explicitly set forth in this First Amendment, each initially capitalized term when used herein shall have the same respective meaning as is set forth in the Lease.

2. Extended Lease Commencement Date. The term of the Lease, which is currently scheduled to commence on June 1, 2009, shall, notwithstanding anything in the Lease to the contrary, commence on July 1, 2009 (the “Commencement Date”). The term of the Lease commencing as of July 1, 2009 (the “Commencement Date”) shall continue through an extended lease expiration date of June 30, 2015 (the “Extended Expiration Date”).

3. Notices. Effective as of the date of this First Amendment, notwithstanding anything in the Lease to the contrary, all notices to be sent to Landlord shall be delivered to the following addresses:

Mastro Properties

510 Rainier Ave. South

Seattle, Washington 98144

Attention: Thomas W. Kenyon

4. No Other Modifications. Except as otherwise provided herein, all other terms and provisions of the Lease shall remain in full force and effect, unmodified by this First Amendment.

5. Counterparts. This First Amendment may be executed in any number of original counterparts. Any such counterpart, when executed, shall constitute an original of this First Amendment, and all such counterparts together shall constitute one and the same First Amendment.

6. Conflict. In the event of any conflict between the Lease and this First Amendment, this First Amendment shall prevail.

IN WITNESS WHEREOF, the parties have entered into this First Amendment as of the date first set forth above.

“LANDLORD”

MICHAEL R. MASTRO, a married man as his separate estate

By:	/s/ Michael R. Mastro
Michael R. Mastro

“TENANT”

TABLEAU SOFTWARE, INC., a Delaware corporation

By:	/s/ Thomas E. Walker, Jr.

Its:	CFO

By:

Its:

NOTARY PAGE

STATE OF Washington    )

                                 ) ss.

COUNTY OF King            )

I certify that I know or have satisfactory evidence that Thomas E. Walker, Jr. is the person who appeared before me, and said person acknowledged that (he/she) signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it as the CFO of Tableau Software, Inc., a Delaware corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: April 3, 2009

/s/ Tiffany Dawn Ash (Signature)

(Seal or stamp) Title: Accounting Manager Notary Public in and for the State of WA My appointment expires: 11/1/11

STATE OF                              )

                                     ) ss.

COUNTY OF                          )

I certify that I know or have satisfactory evidence that                    is the person who appeared before me, and said person acknowledged that (he/she) signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it as the                    of Tableau Software, Inc., a Delaware corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated:

(Signature)

(Seal or stamp) Title: Notary Public in and for the State of My appointment expires:

STATE OF WASHINGTON    )

COUNTY OF KING    )

On 23 April 2009, before me,                    , a Notary Public, personally appeared Michael R. Mastro, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Washington that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ Thomas W. Kenyon	(Seal)